UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 06, 2025

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Nasdaq Bid Price Deficiency Letter

On February 6, 2025, BioAtla, Inc. (the “Company”) received written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Rule”) because the Company has not maintained a minimum closing bid price of the Company’s common stock of at least $1.00 per share for the last 30 consecutive business days. The Notice has no immediate effect on the listing or trading of the Company’s securities.

The Company has 180 calendar days from the date of the Notice, or until August 5, 2025, to regain compliance. If the Company is not deemed in compliance before the expiration of the 180-day compliance period, it will be afforded an additional 180-day compliance period, provided that the Company transfers to The Nasdaq Capital Market and it meets the applicable market value of publicly held shares requirement for continued listing and all other applicable standards for initial listing on The Nasdaq Capital Market (except for the Rule) based on the Company’s most recent public filings and market information and provides written notice to Nasdaq of its intention to cure this deficiency during the second compliance period.

Compliance can be achieved during any compliance period by meeting the applicable standard for a minimum of ten (10) consecutive business days during the applicable compliance period, unless Nasdaq exercises its discretion to extend this 10-day period as discussed in Rule 5810(c)(3)(H).

If the Company does not regain compliance with the Rule within the applicable compliance period, the Company’s common stock will be subject to delisting. In the event the Company receives notice that the Company’s common stock is being delisted, Nasdaq’s rules permit the Company to appeal the delisting determination by the Nasdaq staff to a hearings panel.

The Company intends to monitor the bid price of the Company’s listed securities and may, if appropriate, consider available options to regain compliance with the Rule.

There can be no assurance that the Company will be able to regain compliance with the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date:	February 7, 2025	By:	/s/ Richard A. Waldron
Richard A. Waldron Chief Financial Officer